UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2006
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-20394                  06-1340408
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(State or other jurisdiction         (Commission             (I.R.S. Employer
 of incorporation)                   File Number)         Identification Number)



                 75 Ninth Avenue, New York, New York     10011
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 660-3800
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       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

         On May 22, 2006, CoActive Marketing Group, Inc. (the "Company"), sold its 49% interest in Garcia Baldwin Garcia, Inc, d/b/a Market Vision ("Market Vision") to Market Vision for $1,100,000 in cash pursuant to a Stock Purchase Agreement, dated as of May 22, 2006, by and between the Company, Yvonne Garcia and Market Vision. Ms. Garcia is the President, and after giving effect to the sale, the sole stockholder, of Market Vision. Pursuant to the Stock Purchase Agreement, at the closing of the sale, the Company and its Inmark Services subsidiary on the one hand, and Ms. Garcia and Market Vision on the other hand, entered into a Mutual Release of Claims.

         In connection with the sale, the Company and its subsidiaries entered into an Amendment to its Credit Agreement with Signature Bank permitting the Company to effect the sale. Pursuant to the terms of the Amendment, the net cash proceeds from the Company's sale of its interest in Market Vision are being held by Signature Bank as cash collateral securing the Company's obligations to Signature Bank under the Credit Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.
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Exhibit 10.1      Stock Purchase Agreement, dated as of May 22, 2006, by and between the Company, Yvonne Garcia and Market Vision.

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

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 23, 2006

                                            COACTIVE MARKETING GROUP, INC.


                                            By: /s/ ERWIN MEVORAH
                                                ---------------------------
                                                Erwin Mevorah,
                                                Chief Financial Officer

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

                                  EXHIBIT INDEX

No.               Description

Exhibit 10.1 Stock Purchase Agreement, dated as of May 22, 2006, by and between the Company, Yvonne Garcia and Market Vision.

                                       4